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                                                                    Exhibit 32.2

ALLIANCE SEMICONDUCTOR CORPORATION
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Alliance Semiconductor Corporation (the "Company") on Form 10-Q for the quarter ended September 25, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ronald K. Shelton, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

  /s/ Ronald K. Shelton
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Ronald K. Shelton
Vice President Finance and Administration and
Chief Financial Officer (Principal Financial and
Accounting Officer)
November 4, 2004